UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 5, 2016

AXOGEN, INC.

(Exact name of registrant as specified in its charter)

Minnesota	001-36046	41-1301878
(State or other jurisdiction of incorporation)	(Commission File Number	(IRS Employer Identification No.)

13631 Progress Boulevard, Suite 400, Alachua, Florida	32615
(Address of Principal Executive Offices)	(Zip Cope)

Registrant’s telephone number, including area code

(386) 462-6800
(Former name or former address if changed since last report,)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 5, 2016 (the “Amendment Date”), AxoGen Corporation (the “Company”), a wholly owned subsidiary of AxoGen, Inc., and the University of Florida Research Foundation, Inc. (“UFRF”) entered into the Second Amendment to the Amended and Restated Standard Exclusive License Agreement No. A5140 (the “Amendment”).  The Amendment amends certain terms of the Amended and Restated Standard Exclusive License Agreement with Sublicensing Terms, dated as of February 21, 2006 (hereinafter “License Agreement”).

The material purpose of the Amendment was for the Company to obtain an exclusive, worldwide license to additional intellectual property of UFRF, consisting of United States Patent applications entitled (i) “Method for Decellularization of Nerve Allografts”, filed in the US Patent Office on March 15, 2013, with serial number 61/794,012, UF docket #14347, and (ii) “Method for Decellularization of Tissue Grafts”, filed in the US Patent Office on September 15, 2015, with serial number 14/776,765, UF docket #14347) ((i) and (ii) together, the “Patents”).  The Patents cover technology (the “Technology”) that could have future application in processing the Company’s allograft nerve product.  The Company will conduct research to determine if the Technology ultimately provides enhanced processing capabilities.  There can be no assurance that the Technology will be of value to the Company or that the Patents will be issued.

In addition to providing for the licensing of the Patents to the Company, the Amendment also (i) eliminated certain milestones with respect to patents and technologies currently licensed by the Company under the License Agreement, as amended, and (ii) provided for revised milestone payments owed to UFRF upon the occurrence of certain events.  If all milestone payments are required to be paid by the Company to UFRF pursuant to the Amendment, the total amount of such payments would equal $37,000.  Finally, the Company has agreed to pay: (i) a $5,000 annual maintenance payment to UFRF through the term of the License Agreement, as amended, (ii) an $11,000 amendment fee to UFRF within 30 days of the Amendment Date; and (iii) expenses related to the prosecution of the Patents.

Item 9.01. Financial Statements and Exhibits

(d)Exhibits

Exhibit No.	Description
10.2.1

Second Amendment to the Amended and Restated Standard Exclusive License Agreement No. A5140, dated as of July 5, 2016, by and between AxoGen Corporation and the University of Florida Research Foundation, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXOGEN, INC.

Date: July 11, 2016	By:	/s/ Gregory G. Freitag
Gregory G. Freitag
General Counsel & Senior VP of Business Development

EXHIBIT INDEX

Exhibit No.	Description
10.2.1

Second Amendment to the Amended and Restated Standard Exclusive License Agreement No. A5140, dated as of July 5, 2016, by and between AxoGen Corporation and the University of Florida Research Foundation, Inc.